SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 1997
                                                         ---------------

                             ANNIE'S HOMEGROWN, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            DELAWARE                  33-93982-LA                06-1258214
            --------                  -----------                ----------
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


180 Second Street, Suite 202, Chelsea, MA                               02150
-----------------------------------------                               -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number including area code:  (617) 889-2822
                                                    --------------

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)








Item 8.  Change in Fiscal Year.

         On March 27, 1997, the Board of Directors of the Registrant approved a change in the Registrant's fiscal year from December 31 to March 31. The
Registrant intends to file a transition report on Form 10-QSB for the three-month period ended March 31, 1997.







                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ANNIE'S HOMEGROWN, INC.



                             By:  /s/ NEIL RAIFF
                                -----------------------------------------
                                   Neil Raiff
                                   Chief Financial Officer and Treasurer



Dated: April 7, 1997